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                               PLEDGE AGREEMENT
                               ----------------
                              (MC HOLDING CORP.)


          THIS PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of August 31, 1994, made by MC HOLDING CORP., a Delaware corporation (the "PLEDGOR"), in favor of CONTINENTAL BANK, an Illinois banking corporation, as agent, (the "AGENT") for the Lenders (as defined below).

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to a Credit Agreement of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Dura Automotive Systems, Inc., a Delaware corporation (the "BORROWER"), the various commercial lending institutions as are, or may from time to time become, parties thereto (the "LENDERS"), The Bank of Nova Scotia, Comerica Bank and The Chase Manhattan Bank, N.A., as co-agents (collectively, "CO-AGENTS") and the Agent, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

          WHEREAS, as a condition precedent to the making of the initial Credit Extensions under the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement;

          WHEREAS, the Pledgor has duly authorized the execution, delivery and performance of this Pledge Agreement;

          NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to the Borrower pursuant to the Credit Agreement, the Pledgor agrees, for the benefit of the Agent and the Lenders, as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

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          "Agent" is defined in the Preamble.

          "Co-Agents" is defined in the Recitals.

          "Collateral" is defined in Section 2.1.

          "Credit Agreement" is defined in the Recitals.

          "Distributions" means all stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Shares or other shares of capital stock constituting Collateral.

          "Dividends" means cash dividends and cash distributions with respect to any Pledged Shares or other Pledged Property and not a liquidating dividend.

          "Federal Securities Laws" is defined in Section 6.2.

          "Lenders" are defined in the Recitals.

          "MC Guaranty" means that certain Corporate Guaranty of even date herewith executed by MC Holding Corp. in favor of Agent, Co-Agents and Lenders.

          "Obligations" is defined in Section 2.2.

          "Payment Obligations" means all Loans, interest, fees and charges and all other Obligations of Borrower other than contingent liabilities of Borrower with respect to which none of Agent, Co-Agents nor any Lender has asserted a claim against Borrower; provided that Payment Obligations shall include the Letters of Credit.

          "Pledge Agreement" is defined in the Preamble.

          "Pledged Property" means all Pledged Shares and all other pledged shares of capital stock owned by Pledgor, all other securities owned by Pledgor, and all other instruments owned by Pledgor which are now being delivered by the Pledgor to the Agent or may from time to time hereafter be delivered by the Pledgor to


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the Agent for the purpose of pledge under this Pledge Agreement or any other
Loan Document, and all proceeds of any of the foregoing.

          "Pledged Share Issuer" means each Person identified in Attachment 1 hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

          "Pledged Shares" means all shares of capital stock of any Pledged Share Issuer.

          "Pledgor" is defined in the Preamble.

          "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

          SECTION 1.2. Credit Agreement Definitions. Subject to Section 1.3, unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its Preamble and Recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3. UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its Preamble and Recitals, with such meanings.

                                   ARTICLE II

                                     PLEDGE

          SECTION 2.1. Grant of Security Interest. The Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Agent, for its benefit and the benefit of the Lenders, and hereby grants to the Agent, for its benefit and the benefit of the Lenders, a continuing security interest in, all of the following property (the "COLLATERAL"):


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          (a) all Pledged Shares issued from time to time, including the issued and outstanding shares of capital stock of each Pledged Stock Issuer identified on Attachment 1 hereto;

          (b) all other Pledged Property, whether now or hereafter delivered to the Agent in connection with this Pledge Agreement;

          (c) all Dividends, Distributions, interest, and other payments with respect to any Pledged Property; and

          (d) all proceeds of any of the foregoing.

          SECTION 2.2. Security for Obligations. This Pledge Agreement secures the payment in full of all obligations, indebtedness and liabilities now or hereafter existing under the MC Guaranty (the "OBLIGATIONS"), whether for principal, interest, costs, fees, expenses, or otherwise.

          SECTION 2.3. Delivery of Pledged Property. All certificates or instruments representing or evidencing any Collateral, including all Pledged Shares, shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank.

          SECTION 2.4. Dividends on Pledged Shares. In the event that any Dividend is to be paid on any Pledged Share at a time when no Event of Default has occurred and is continuing, such Dividend or payment may be paid directly to the Pledgor. If any such Event of Default has occurred and is continuing, then any such Dividend or payment shall be paid directly to the Agent for application to the Obligations as provided in Section 6.4.

          SECTION 2.5. Continuing Security Interest; Transfer of Note. This Pledge Agreement shall create a continuing security interest in the Collateral and shall

          (a) remain in full force and effect until payment in full of all Payment Obligations and the termination of all Commitments,

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          (b) be binding upon the Pledgor and its successors and assigns, and

          (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the Lenders.

Upon the payment in full of all Payment Obligations and the termination of all Commitments, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor's sole expense, deliver to the Pledgor, without any representations, warranties or recourse of any kind whatsoever, all certificates and instruments representing or evidencing all Pledged Shares, together with all other Collateral held by the Agent hereunder, and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. Warranties, etc. The Pledgor represents and warrants unto the Agent and the Lenders, as at the date of each pledge and delivery hereunder by the Pledgor to the Agent of any Collateral, as set forth in this Article.

          SECTION 3.1.1. Ownership, No Liens. etc. The Pledgor is the legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge and assign) such Collateral, free and clear of all Liens, except any Lien granted pursuant hereto in favor of the Agent.

          SECTION 3.1.2. Valid Security Interest. The delivery of such Collateral to the Agent is effective to create a valid, perfected, first priority security interest in such Collateral and all proceeds thereof, securing the Obligations. No filing or other action will be necessary to perfect or protect such security interest.

          SECTION 3.1.3. As to Pledged Shares. All Pledged Shares are duly authorized and validly issued, fully paid, and nonassessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer. The Pledgor has no

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Subsidiary other than the Pledged Share Issuers and Dura de Mexico S.A. de C.V.

          SECTION 3.1.4. Authorization, Approval, etc. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other Person is required either

          (a) for the pledge by the Pledgor of any Collateral pursuant to this Pledge Agreement or for the execution, delivery, and performance of this Pledge Agreement by the Pledgor, or

          (b) for the exercise by the Agent of the voting or other rights provided for in this Pledge Agreement, or, except with respect to any Pledged Shares, as may be required in connection with a disposition of such Pledged Shares by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Pledge Agreement.

          SECTION 3.1.5. Compliance with Laws. The Pledgor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which could reasonably be expected to materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                  ARTICLE IV

                                  COVENANTS

          SECTION 4.1. Protect Collateral; Further Assurances, etc. The Pledgor will not sell, assign, transfer, pledge, or encumber in any other manner the Collateral, except in favor of the Agent hereunder. The Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. The Pledgor agrees that at any reasonable time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any security interest

                                      -6-
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granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

          SECTION 4.2.  Stock Powers, etc.  The Pledgor agrees that all
Pledged Shares (and all other shares of capital stock constituting Collateral) delivered by the Pledgor pursuant to this Pledge Agreement will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Agent. The Pledgor will, from time to time upon the request of the Agent, promptly deliver to the Agent such stock powers, instruments, and similar documents, reasonably satisfactory in form and substance to the Agent, with respect to the Collateral as the Agent may reasonably request and will, from time to time upon the request of the Agent after the occurrence and during the continuance of any Event of Default, cause the Pledged Share Issuer of any Pledged Shares promptly to transfer any Pledged Shares or other shares of common stock constituting Collateral into the name of any nominee designated by the Agent.

          SECTION 4.3. Continuous Pledge. Subject to Section 2.4, the Pledgor will, at all times, keep pledged to the Agent pursuant hereto all Pledged Shares and all other shares of capital stock constituting Collateral, all Dividends and Distributions with respect thereto, and all other Collateral and other securities, instruments, proceeds, and rights from time to time received by or distributable to the Pledgor in respect of any Collateral.

          SECTION 4.4.  Voting Rights; Dividends, etc.  The Pledgor agrees:

          (a) after an Event of Default shall have occurred and be continuing, promptly upon receipt thereof by the Pledgor and without any request therefor by the Agent, to deliver (properly endorsed where required hereby or requested by the Agent) to the Agent all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Agent as additional Collateral for use in accordance with Section 6.4; and

          (b) after any Event of Default shall have occurred and be continuing and the Agent has notified the Pledgor

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     of the Agent's intention to exercise its voting power under this Section
     4.4(b)

                  (i) the Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares or other shares of capital stock constituting Collateral and the Pledgor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Shares and such other Collateral; and

                  (ii) promptly to deliver to the Agent such additional proxies and other documents as may be necessary to allow the Agent to exercise such voting power.

All Dividends, Distributions, cash payments, and proceeds that may at any time and from time to time be held by the Pledgor but that the Pledgor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Pledgor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing and the Agent shall have given the notice referred to in Section 4.4(b), the Pledgor shall have the exclusive voting power with respect to any shares of capital stock (including any of the Pledged Shares) constituting Collateral and the Agent shall, upon the written request of the Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any such share of capital stock (including any of the Pledged Shares) constituting Collateral.

                                   ARTICLE V

                                   THE AGENT

          SECTION 5.1. Agent Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Agent the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to

                                      -8-
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accomplish the purposes of this Pledge Agreement, including, after the occurrence and continuance of an Event of Default:

             (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral:

             (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; and

             (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral.

The Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          SECTION 5.2. Agent Has No Duty. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.3. Reasonable Care. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

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                                  ARTICLE VI

                                   REMEDIES

          SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

             (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

             (b)  The Agent may

                  (i) transfer all or any part of the Collateral into the name of the Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

                  (ii) notify the parties obligated on any of the Collateral to make payment to the Agent of any amount due or to become due thereunder,

                  (iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or

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          compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

                  (iv) endorse any checks, drafts, or other writings in the Pledgor's name to allow collection of the Collateral,

                  (v) take control of any proceeds of the Collateral, and

                  (vi) execute (in the name, place and stead of the Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

          SECTION 6.2. Securities Laws. In view of the position of the Pledgor in relation to the Pledged Shares, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as amended, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") with respect to any disposition of the Pledged Shares permitted hereunder. The Pledgor understands that compliance with the Federal Securities Laws might materially limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Shares in a public offering, and might also materially limit the extent to which or the manner in which any subsequent transferee of any Pledged Shares could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Shares in a public offering under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor understands and agrees that the Agent is not to have any duty or obligation to the Pledgor to attempt to dispose of the Pledged Shares pursuant to a public offering thereof, and the Pledgor will not attempt to hold the Agent responsible for selling all or any part of the Pledged Shares at an inadequate price even if the disposition of the Pledged Shares pursuant to a public offering might have resulted in a higher price being paid for the Pledged Shares. Without limiting the generality of the foregoing, the

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provisions of this Section would apply if, for example, the Agent were to place all or any part of the Pledged Shares for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Pledged Shares for its own account, or if the Agent placed all or any part of the Pledged Shares privately with a purchaser or purchasers. The provisions of this Section 6.2 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices for the Pledged Shares may substantially exceed the price at which the Agent sells them.

          SECTION 6.3. Compliance with Restrictions. The Pledgor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Agent be liable nor accountable to the Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

          SECTION 6.4. Application of Collateral Proceeds and Pledged Note Payments. All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (including Dividends) shall be applied: first, to all fees, costs and expenses incurred by Agent or any Lender with respect to the Credit Agreement, the other Loan Documents or the Collateral including, without limitation, those described in Section 10.3 of the Credit Agreement and in Section 6.5 hereof; second, to all fees due and owing to Agent or any Lender; third, to accrued and unpaid interest on the Obligations (including any interest which but for the provisions of the

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Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amounts of the Obligations outstanding; and fifth, to any other indebtedness or obligations of Borrower owing to Agent or any Lender. Any balance remaining shall be delivered to Pledgor.

          SECTION 6.5. Indemnity and Expenses. The Pledgor hereby indemnifies and holds harmless the Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Agent's gross negligence or wilful misconduct. Upon demand, the Pledgor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with:

             (a) the administration of this Pledge Agreement, the Credit Agreement and each other Loan Document;

             (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

             (c) the exercise or enforcement of any of the rights of the Agent hereunder; or

             (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS

          SECTION 7.1.  Loan Document.  This Pledge Agreement is a Loan
Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and Pledgor, and then such waiver or consent shall be effective only in

                                      -13-
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the specific instance and for the specific purpose for which it is given.

          SECTION 7.3. Protection of Collateral. The Agent may from time to time, at its option, perform or cause to be performed any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Pledgor pursuant to Section 6.5 and the Agent may from time to time take or cause to be taken any other action which the Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

          SECTION 7.4. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 7.5.  Section Captions.  Section captions used in this
Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

          SECTION 7.6. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

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          SECTION 7.7.  Governing Law Entire Agreement, etc.  THIS PLEDGE
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          SECTION 7.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE PLEDGOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OR ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE PLEDGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT.

          SECTION 7.9. Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN

RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE PLEDGOR. THE PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS PLEDGE AGREEMENT.

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                       MC HOLDING CORP.


                                       By /s/ Robert Hibbs
                                         -----------------------------
                                         Title Vice President
                                              ------------------------

                                       Address:  c/o Hidden Creek Industries
                                                 4508 IDS Center
                                                 Minneapolis, MN 55402

                                       Telecopy No.:  (612) 332-2012

                                       Attention:  Sankey A. (Tony) Johnson


                                       CONTINENTAL BANK, as Agent


                                       By /s/ Robert A. Pierce
                                         -----------------------------
                                         Title Vice President
                                              ------------------------


                                       Address:  231 South LaSalle St.
                                                 Chicago, IL  60697

                                       Telecopy No.:  312-987-5891

                                       Telex No.:  253864
                                       (Answerback: CONILLBK)

                                       Attention:  Robert A. Pierce

                                 ATTACHMENT 1
                                 ------------

==============================================================================
                                        Common Stock
______________________________________________________________________________
                                  Authorized      Outstanding    % of Shares
    Pledged Share Issuer            Shares           Shares         Pledged
______________________________________________________________________________
Dura Automotive
Systems, Inc.                       1,000            1,000           100%
==============================================================================